EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

In connection with the Sterling Mining Company (the “Company”) Annual Report on Form 10-K/A for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James N. Meek, Vice-President and Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 13, 2006	By:	/s/ James N. Meek
James N. Meek
Vice-President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Sterling Mining Company and will be retained by Sterling Mining Company and furnished to the Securities and Exchange Commission or its staff upon request.